Exhibit 10.3


Board of Directors
Lunn Industries, Inc.
1 Garvies Point Road
Glen Cove, New York 11542-2828

     Re: Subscription to Purchase Shares of Lunn Industries, Inc. Common Stock ("Shares")
          --------------------------------------------------------

Gentlemen:

(1) Subscription:

     The undersigned hereby subscribes to purchase ______ shares of the $.01 par value common stock of Lunn Industries, Inc. (the "Company") at $.40 per Share and hereby tenders payment for the subscribed for number of Shares by certified check, bank draft or wire transfer made payable to McCarthy, Fingar, Donovan, Drazen & Smith, L.L.P. for deposit into its Master Escrow Attorney Trust Account in the amount of $______. In connection with this subscription, the undersigned hereby executes this Subscription Agreement and hereby acknowledges that the undersigned has received, read, understands and is familiar with:

     (i) the Company's Annual Report (Form 10-KSB) filed with the Securities and Exchange Commission for the fiscal year ended December 31, 1994;

     (ii) the Company's notice of annual meeting of shareholders and definitive proxy statement distributed to shareholders in connection with the annual meeting of shareholders dated August 28, 1995;

     (iii) Quarterly Reports (Form 10-QSB) filed with the Securities and Exchange Commission for the quarters ended March 31, 1995, June 30, 1995 and September 30, 1995;

     (iv) Press Release dated December 29, 1996; and

     (v) Private Placement Memorandum dated March 1, 1995.

     The undersigned further acknowledges that, except as set forth in such reports, proxy materials, other public information statements and Memorandum made available to the undersigned by the Company, no representations or warranties have been made to the undersigned, or to the undersigned's advisors by the Company, or by any person acting on behalf of the Company, with respect to the offer or sale of the Shares and/or the economic, tax, or any other aspects or consequences of a purchase of the Shares and/or the investment made thereby. Further, the undersigned has not relied upon any information concerning the Company, written or oral, other than that contained in the aforementioned reports, proxy materials, other public information statements and Memorandum.


     The undersigned hereby acknowledges that the undersigned has had an opportunity to ask questions of, and receive answers from persons acting on behalf of the Company to verify the accuracy and completeness of the information set forth in such reports, proxy materials, other public information statements and Memorandum prior to sale and the undersigned hereby acknowledges that the undersigned has not requested the Company to provide any additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy and completeness of the information made available.


                                       27


     (2) Subscriber's Representations and Warranties.

     The undersigned subscriber represents and warrants to the Company:

     (a) The Shares are being issued to the undersigned by the Company for investment only, for the undersigned's own account, and are not being purchased by the undersigned with a view to distribution of such Shares, or for the offer and/or sale in connection with any distribution thereof. The undersigned is not participating, directly or indirectly, in an underwriting of the Shares or in any similar undertaking. The undersigned has no present plans to enter into any contract, undertaking, agreement or arrangement which would entail an underwriting of such Shares or any similar distribution thereof;

     (b) The undersigned is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission, in that

     (i) the undersigned is a natural person whose net worth or joint net worth, taking the undersigned's spouse into consideration, at the time of the undersigned's purchase of these Shares herein, exceeds One Million Dollars ($1,000,000), or

     (ii) the undersigned is a natural person whose income in each of the last two years exceeded Two Hundred Thousand Dollars ($200,000) (Three Hundred Thousand Dollars ($300,000) joint income taking the undersigned's spouse into consideration) and the undersigned has a reasonable expectation of reaching the same income level in this current year; or

     (iii) as otherwise defined in Rule 501 of Regulation D.

     (c) The undersigned understands that there is no guarantee of profits or against loss as a result of purchasing the Shares and the undersigned hereby states that the undersigned can afford a complete loss of the investment in such Shares. The undersigned further warrants that the undersigned's present financial condition is such that the undersigned has no present or perceived future need to dispose of any portion of the Shares to satisfy any existing or contemplated undertaking, obligation, need or indebtedness. Consequently, the undersigned represents that the undersigned has sufficient liquid assets to pay the full purchase price for the Shares, has adequate means for providing for the undersigned's current needs and possible contingencies and has no current need to liquidate any of the undersigned's investment in the Company.

     (d) The undersigned has been represented by such legal counsel and other advisors, each of whom has been personally selected by the undersigned, as the undersigned has found necessary to consult, concerning the purchase of the Shares, and such representation has included an examination of applicable documents and an analysis of all relevant tax, financial, recording and securities law aspects of an investment in the Shares. The undersigned, the undersigned's counsel, advisors, and such other persons with whom the undersigned has found it necessary or advisable to consult, have represented to the undersigned that they have knowledge or experience in business and financial matters to evaluate the information set forth in the aforementioned reports, and/or other public information statements issued by the Company, the risks associated with this investment, and to make an informed investment decision with respect hereto. To the extent that the undersigned has found it necessary to consult with any such counsel and/or advisors concerning the purchase of the Shares, the undersigned has relied upon their advice and counsel in making such investment decision.

     (e) the undersigned is a resident of the jurisdiction set forth below the undersigned's name on the signature page of this Subscription Agreement.

     (f) THE UNDERSIGNED UNDERSTANDS THAT THE PURCHASE OF SHARES IS A SPECULATIVE INVESTMENT INVOLVING A HIGH DEGREE OF RISK.


                                       28


     (3) Company's Representations and Warranties.

     The Company represents and warrants to the undersigned subscriber:

     (a) the information contained in the reports, proxy materials, other public information statements and Memorandum distributed by the Company as described in paragraph (1) of this Subscription Agreement contain no untrue statements of material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading;

     (b) as of the date of the Private Placement Memorandum, there have been no material, adverse changes in the Company's operations or financial condition since the applicable dates of the aforementioned reports, proxy materials, other public information and Memorandum distributed by the Company.

     (4) Securities Law Restrictions on Transfers.

     The undersigned understands that the offer and/or sale of the Shares to the undersigned is not required to be registered under the Securities Act of 1933 (the "1933 Act") by reason of a specific exemption for the offer and sale of the Shares under the provisions of Regulation D promulgated by the Securities and Exchange Commission. The undersigned further understands that, except as provided in paragraph (5) below, the Company has not agreed to register the Shares for distribution and/or resale in accordance with the provisions of the

1933 Act or the Securities Exchange Act of 1934 (the "1934 Act"), or to register the Shares for distribution and/or resale under any applicable state securities laws. Hence, it is the undersigned's understanding that by virtue of the provisions of certain rules respecting "restricted securities" promulgated under such federal and/or state laws, unless such secondary distribution and/or resale is registered as provided in paragraph (5) below, the Shares which the undersigned is purchasing by virtue of this Subscription Agreement must be held indefinitely and may not be sold, transferred, pledged, hypothecated or otherwise encumbered for value, unless and until such secondary distribution and/or resale is subsequently registered under such federal and/or state securities laws or unless an exemption from registration is available, in which case the undersigned still may be limited as to the amount of the Shares that may be sold, transferred, pledged and/or encumbered for value.

     The undersigned, therefore, agrees that any certificates evidencing the Shares received by the undersigned by virtue of this Subscription Agreement shall be stamped or otherwise imprinted with a conspicuous legend to give notice of the securities law transfer restrictions set forth herein and the undersigned acknowledges that the Company may cause stop transfer orders to be placed on the undersigned's account. The legend shall be in substantially the following form:

     NO SALE, OFFER TO SELL, OR TRANSFER OF THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE MADE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND IS IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

     (5) Registration Rights.

     (a) Registration Rights; Requests For Registration.

     (1) The holders of a majority of the aggregate of (i) the number of Shares actually sold in the Offering and (ii) the securities underlying the Agent's Warrants (together the "Registerable Shares") and the Agent's Warrants shall be entitled at any time from the later of (a) the Company's Annual Report (Form 10-KSB) for the Company's fiscal year ended December 31, 1995 and the Company's Quarterly Report (Form 10-QSB) for the Company's fiscal quarter ended


                                       29


March 31, 1996 being filed with the Securities and Exchange Commission and (b) the Closing of the Offering up to and including March 31, 2002, to make a one-time demand that the Company register for resale under the 1933 Act all or any number of the Registerable Shares. The Company shall timely file the Company's Annual Report (Form 10-KSB) and the Company's Quarterly Report (Form 10-QSB) with the Securities and Exchange Commission for the Company's fiscal year ended December 31, 1995 and the Company's fiscal quarter ended March 31, 1996, respectfully, containing all financial information regarding the Company and its subsidiaries as is required by the applicable rules of the Securities and Exchange Commission so as to permit any Registration Statement filed by the

Company in accordance with its registration obligation herein to become effective as provided by applicable rules and regulations promulgated by the Commission. Such Annual Report and Quarterly Report shall be filed as promptly as practicable after the close of the Company's fiscal year ended December 31, 1995 and the Company's fiscal quarter ended March 31, 1996, respectively.

     Within ten days after receipt of any such request, the Company will give written notice of such request to all other holders of Registerable Shares and will include in such registration all Registerable Shares with respect to which the Company has received written requests for inclusion therein within 15 days after the Company's notice is mailed. The registration requested pursuant to this paragraph (5)(a)(l) is referred to herein as the "Demand Registration".

     For purposes of this one-time right to demand registration, a registration will not count as the Demand Registration until (i) it has become effective and
(ii) the holders of the Registerable Shares are able to sell all the Registerable Shares requested to be included in such registration. The Demand Registration may be made on a short registration form (on Form S-3 or any similar short registration form) provided the Company is permitted under applicable rules promulgated by the Securities and Exchange Commission to use such short form.

     (2) Whenever, during the period ending March 31, 2002, the Company proposes to register (either on its own behalf or on behalf of holders of its equity securities other than the holders of Registerable Shares in their capacity as holders of the Registerable Shares) any of its equity securities under the 1933 Act (other than pursuant to the Demand Registration), and the registration form to be used may be used for a registration of the Registerable Shares, the Company will give prompt written notice to all holders of the Registerable Shares of its intention to effect such a registration and will include in such registration all Registerable Shares with respect to which the Company has received written request by the holders thereof for inclusion therein within 15 days after the mailing of the Company's notice. Any registrations requested pursuant to this paragraph (5)(a)(2) are referred to herein as "Piggyback Registrations."

     (b) The Demand Registration.

     (1) Priority of Demand Registration.

     The Company will not include in the Demand Registration any other of its equity securities without the written consent of the holders of a majority of the Registerable Shares requesting such registration. If a Demand Registration is an underwritten offering, and the managing underwriters of such offering advise the Company in writing that, in their opinion, the number of Registerable Shares and other equity securities to be included exceeds the number of Registerable Shares and other equity securities which can be sold in such offering, the Company will include in such registration prior to the inclusion of any other of the Company's equity securities, the number of Registerable Shares requested to be included which in the opinion of such underwriters can be sold, pro rata among the respective holders based on a fraction, with respect to each holder, the numerator of which is the number of Registerable Shares requested to be sold by such holder, and the denominator of which is the number of Registerable Shares requested to be included in such Demand Registration by all holders of the Registerable Shares.

     (2) Restrictions on Demand Registration.

     The Company will not be obligated to effect more than one Demand Registration of the Registrable Shares


                                       30


and shall be so obligated only if the holders of the majority of the Registerable Shares so request such registration. Further, the Company will not be obligated to effect the Demand Registration within three months after the effective date of a registration in which the holders of a majority of the Registerable Shares exercised their "piggyback registration" rights pursuant to paragraph (5)(a)(2) hereof.

     (3) Selection of Underwriters.

     Subject to a right of first refusal on the part of J.E. Sheehan & Company, Inc., the Company shall have the exclusive right to select the underwriter(s), including the exclusive right to designate the managing underwriter(s), with respect to the Demand Registration offering. Nothing herein shall prevent the holders of the Registerable Shares who have requested the Demand Registration from submitting a recommendation(s) with respect to any underwriters and/or managing underwriters.

     (4) Expenses of the Demand Registration.

     The Company shall pay all expenses incident to the Demand Registration, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other persons retained by the Company in connection with the Demand Registration. The holders of the Registerable Shares requesting the Demand Registration will be required to pay their pro rata share of any underwriter and/or brokerage commissions attributable to the inclusion of the Registerable Shares in the Demand Registration.

     (c) Piggyback Registrations.

     (1) Priority on Primary Registrations.

     If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that, in their opinion, the number of equity securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the equity securities the Company proposes to sell, (ii) second, the Registerable Shares requested to be included in such Piggyback Registration, pro rata among the holders of such Registerable Shares based upon a fraction, with respect to each holder, the numerator of which is the number of Registerable Shares requested to be sold by such holder, and the denominator of which is the number of Registerable Shares requested to be included in such Piggyback Registration by all holders of the Registerable Shares and (iii) third, any other equity securities requested to be included in such registration.

     (2) Priority on Secondary Registrations.

     If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's equity securities (other than holders of the Registerable Shares in their capacity as holders of the Registerable Shares}, and the managing underwriters advise the Company in writing that, in their opinion, the number of equity securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the equity securities to be sold in the secondary offering by the holders of the Company's equity securities, (ii) second, the Registerable Shares requested to be included in such Piggyback Registration, pro rata among the holders of such Registerable Shares based upon a fraction, with respect to each holder, the numerator of which is the number of Registerable Shares requested to be sold by such holder, and the denominator of which is the number of Registerable Shares requested to be included in such Piggyback Registration by all holders of Registerable Shares, and (iii) third, any other equity securities requested to be included in such registration.


                                       31


     (3) Expenses of Piggyback Registrations.

     The Company shall pay all expenses incident to Piggyback Registrations, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent, certified public accountants, underwriters (excluding discounts and commissions) and any other persons retained by the Company in connection with such Piggyback Registrations. The holders of the Registerable Shares requesting the Piggyback Registration(s) will be required to pay their pro rata share of any underwriter and/or brokerage commissions attributable to the inclusion of the Registerable Shares in the Piggyback Registration(s).

     (d) Other Registrations.

     If the Company has previously filed a registration statement with respect to the Registerable Shares pursuant to a Demand Registration or pursuant to a Piggyback Registration and if such previous registration has been prosecuted diligently by the Company and has not been withdrawn or abandoned, the Company will not be obligated to file or cause to be effective any other registration statement with respect to any of the Registerable Shares under the 1933 Act, whether on its own behalf or at the request of any holder or holders of such securities, until a period of three months has elapsed from the effective date of such previous Demand or Piggyback Registration.

     (e) Holdback Agreement.


     (1) Each holder of Registerable Shares agrees not to effect any public sale or distribution of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the ninety day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten Registration), unless the underwriters managing the registered Demand or Piggyback public offering otherwise agree. This restriction shall not apply in the case of Registerable Shares which have been registered previously in either the Demand or a Piggyback Registration or in the case of Registerable Shares included in a shelf registration.

     (2) The Company agrees not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the ninety day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration), unless the underwriters managing the registered Demand or Piggyback public offering otherwise agree.

     (f) Scope of Registration Rights; Registration Procedures.

     The Company's registration obligations under this Subscription Agreement include the obligation, if so requested by the holders of a majority of the Registerable Shares, to effectuate a shelf registration of the Registerable Shares under Rule 415. Whenever the holders of Registerable Shares have requested that any Registerable Shares be registered (either Demand or Piggyback), the Company will use its best efforts to effect the registration and the sale of such Registerable Shares with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible.

     (1) Prepare and promptly (i.e., within forty-five (45) days of demand) file with the Securities and Exchange Commission a registration statement which may be, to the extent the Company is permitted to do so under applicable rules promulgated by the Securities and Exchange Commission, a short-form registration statement with respect to such Registerable Shares and use its best efforts to cause such registration statement to become effective as expeditiously as possible;


                                       32


     (2) Prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement in accordance with the intended method of distribution by the sellers thereof set forth in such registration statement;

     (3) Furnish to each seller of the Registerable Shares such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus, if any) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registerable Shares owned by such seller;

     (4) Use its best efforts to promptly register or qualify such Registerable Shares under such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registerable Shares owned by such seller provided that the Company will not be required to

     (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph;

     (ii) subject itself to taxation in any jurisdiction where it would not otherwise be subject to taxation but for this subparagraph;

     (iii) consent to general service of process in any jurisdiction where it would not otherwise be subject to process but for this subparagraph;

     (5) notify each seller of such Registerable Shares, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, and, at the request of any such seller, the Company will promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registerable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading;

     (6) enter into any such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of the Registerable Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such registered Registerable Shares; and

     (7) make available for inspection by any seller of the Registerable Shares, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

     (g) Indemnification.

     (1) The Company agrees to indemnify, to the extent permitted by law, each holder of the Registerable Shares, its officers and directors and each person who controls such holder (within the meaning of the 1933 Act) against all losses, claims, damages, liabilities and expenses caused by any untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereto or supplement thereto or any


                                       33


omission of a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holders' failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same;

     (2) In connection with any registration statement in which a holder of Registerable Shares is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any statement thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify as set forth herein will be several, not joint and several, among such holders of Registerable Shares and the liability of each such holder of Registerable Shares will be in proportion to and limited to the net amount received by such holder from the sale of the Registerable Shares pursuant to such registration statement;

     (3) Any person entitled to indemnification hereunder will:

     (i) give prompt written notice to the indemnifying party of any claim with respect to which such person seeks indemnification, and

     (ii) unless in such indemnified party's reasonable judgment, a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent, but such consent will not be unreasonably withheld. An indemnifying party who is not entitled to or elects not to assume the defense of the claim, will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

     (6) Notices.

     Any notices or other communication required or permitted herein shall be sufficiently given if sent within the United States by registered or certified mail, postage prepaid, return receipt requested, and if sent outside the United States by international courier, such as Federal Express and Airborne, and if to the Company, to the address set forth above, and if to the undersigned, to the address set forth below the undersigned's signature hereto, or to such other addresses as the Company or the undersigned shall designate to the other by notice in writing.

     (7) Successors and Assigns.

     This subscription for Shares and Subscription Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to the successors and assigns of the Company and to the personal and legal representatives of the undersigned, and to the extent applicable, his spouse or children.

     (8) Applicable Law.


                                       34


     Except when an interpretation of federal and/or state securities laws is necessary or such law governs, this Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     (9) Certification with Respect to Federal Dividend and Interest Payments; Back-up Withholding

     Under penalties of perjury, the undersigned, if he is a national or resident of the United States, hereby certifies to the Company as follows:

     (a) The number shown below is the undersigned's Social Security or other taxpayer identification number and such number is the undersigned's correct taxpayer identification number; and

     (b) the undersigned is not subject to back-up withholding either because the undersigned has not been notified by the Internal Revenue Service that the undersigned is subject to back-up withholding as a result of failure to report all interest or dividends, or the Internal Revenue Service has notified the undersigned that the undersigned is no longer subject to back-up withholding.


                                       35


                                INVESTOR NOTICES

     THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD

IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF ANY INFORMATION PROVIDED TO THE UNDERSIGNED IN CONNECTION WITH AN INVESTMENT IN THE SHARES. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                        FOR PENNSYLVANIA RESIDENTS ONLY:

     EACH PENNSYLVANIA RESIDENT WHO SUBSCRIBES FOR THE SECURITIES BEING OFFERED HEREBY AGREES NOT TO SELL THESE SECURITIES FOR A PERIOD OF TWELVE MONTHS AFTER THE DATE OF PURCHASE. UNDER PROVISION OF THE PENNSYLVANIA SECURITIES ACT OF 1972 (THE "1972 ACT"). EACH PENNSYLVANIA RESIDENT SHALL HAVE THE RIGHT TO WITHDRAW HIS ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE SELLER, UNDERWRITER (IF
ANY) OR ANY OTHER PERSON, WITHIN TWO BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE ISSUER OF HIS WRITTEN BINDING CONTRACT OF PURCHASE OR IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO WRITTEN BINDING CONTRACT OF PURCHASE, WITHIN TWO BUSINESS DAYS AFTER HE MAKES THE INITIAL PAYMENT FOR THE SECURITIES BEING OFFERED. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE SELLING AGENT AT THE ADDRESS SET FORTH IN THE TEXT OF THE MEMORANDUM, INDICATING HIS OR HER INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED SECOND BUSINESS DAY. IT IS PRUDENT TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME WHEN IT WAS MAILED. IF THE REQUEST IS MADE ORALLY (IN PERSON OR BY TELEPHONE, TO THE SELLING AGENT AT THE NUMBER LISTED IN THE TEXT OF THE MEMORANDUM), A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.


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     IN WITNESS WHEREOF, the undersigned has executed and delivered this
Subscription Agreement this ___ day of March, 1996.


Subscription: _______________________ (______) Shares of the $.01 par value
Common Stock of Lunn Industries, Inc. at $.40 per Share.

_______________________        _________________________________
Signature of Subscriber        Residence and/or Business Address




_______________________        _________________________________
Typed or Printed Name           City       State        Zip Code


________________________________

Social Security or Tax
Identification No. of Subscriber

         ACCEPTED:
         LUNN INDUSTRIES, INC.


         By: _______________________________




         _______________________
         Dated:  March   , 1996




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                              LUNN INDUSTRIES, INC.

                                  SUBSCRIPTION

                   To Be Signed Only Upon Exercise of Warrant


TO:
         LUNN INDUSTRIES, INC.

         1 Garvies Point Road

         Glen Cove, NY. 11542



     The undersigned, the owner of the within Warrant, hereby irrevocably elects to exercise the rights represented by this Warrant for the purchase of, and to purchase thereunder, _________ shares of Common Stock of LUNN INDUSTRIES, INC., and herewith makes payment of $_________ therefore, and requests that the certificates for such shares of Common Stock be issued in the name of and be delivered to ___________________________________________________, whose address is ________________________________ and if such shares of Common Stock shall be less than all of the shares of Common Stock purchasable hereunder, that a new Warrant of like tenor for the balance of the shares of Common Stock purchasable hereunder be delivered to the undersigned.


Dated: _______________________________



       _______________________________






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